UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 29, 2016

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	0-18225	77-0059951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California		95134-1706
(Address of principal executive offices)		(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Closing of Notes Offering

On February 29, 2016, Cisco Systems, Inc. (“Cisco”), pursuant to (a) that certain Indenture (the “Indenture”) dated as of March 3, 2014 by and between Cisco and The Bank of New York Mellon Trust Company, N.A., as trustee thereunder, and (b) an officer’s certificate dated February 29, 2016 delivered pursuant to the Indenture (the “Officer’s Certificate”), closed the sale of (i) $1,000,000,000 aggregate principal amount of Cisco’s Floating Rate Notes due February 21, 2018 (the “Floating Rate Notes”); (ii) $1,250,000,000 aggregate principal amount of Cisco’s 1.400% Senior Notes due 2018 (the “2018 Fixed Rate Notes”); (iii) $1,000,000,000 aggregate principal amount of Cisco’s 1.600% Senior Notes due 2019 (the “2019 Fixed Rate Notes”); (iv) $2,500,000,000 aggregate principal amount of Cisco’s 2.200% Senior Notes due 2021 (the “2021 Fixed Rate Notes”); (v) $500,000,000 aggregate principal amount of Cisco’s 2.600% Senior Notes due 2023 (the “2023 Fixed Rate Notes”); and (vi) $750,000,000 aggregate principal amount of Cisco’s 2.950% Senior Notes due 2026 (the “2026 Fixed Rate Notes” and, together with the Floating Rate Notes, the 2018 Fixed Rate Notes, the 2019 Fixed Rate Notes, the 2021 Fixed Rate Notes and the 2023 Fixed Rate Notes, the “Notes”, and such offer and sale of the Notes, the “Offering”).

The Notes were issued pursuant to the Indenture and the Officer’s Certificate. A description of the material terms of the Notes is contained in Item 1.01 to Cisco’s current report on Form 8-K filed with the Commission on February 24, 2016. Such description is a summary and is qualified in its entirety by (x) the Indenture, filed as Exhibit No. 4.1 to that certain Current Report on Form 8-K filed on March 3, 2014, and (y) the forms of Notes contained in the Officer’s Certificate, filed as Exhibit No. 4.1 herewith, each incorporated by reference herein.

The Notes were offered pursuant to Cisco’s Registration Statement on Form S-3 filed on February 24, 2014 (Reg. No. 333-194090), including the prospectus contained therein, and a related prospectus supplement dated February 22, 2016.

In connection with the Offering, Cisco is filing the Officer’s Certificate (including the forms of Notes), a legal opinion and consent as, respectively, Exhibit No. 4.1, Exhibit No. 5.1 and Exhibit No. 23.1 to this Form 8-K, each of which is incorporated by reference in its entirety into Cisco’s registration statement on Form S-3 (File No. 333-194090).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Document

4.1	Form of Officer’s Certificate setting forth the terms of the Notes.

5.1	Opinion of Fenwick & West LLP.

23.1	Consent of Fenwick & West LLP (contained in Exhibit No. 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: February 29, 2016	By:	/s/ Evan Sloves
	Name:	Evan Sloves
	Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description of Document

4.1	Form of Officer’s Certificate setting forth the terms of the Notes.

5.1	Opinion of Fenwick & West LLP.

23.1	Consent of Fenwick & West LLP (contained in Exhibit No. 5.1).